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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 1995


                          ELEXSYS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                   0-11691                   95-3534864
       (State or other             (Commission               (I.R.S. Employer
jurisdiction of incorporation)     File Number)             Identification No.)


               18522 VON KARMAN AVENUE, IRVINE, CALIFORNIA 92715
              (Address of principal executive offices) (zip code)

                                 (714) 833-0870
              (Registrant's telephone number, including area code)

                            DICEON ELECTRONICS, INC.
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On February 28, 1995, the Registrant's stockholders approved the Registrant's Amended and Restated Certificate of Incorporation which, among other things, changed Registrant's name from "Diceon Electronics, Inc." to "Elexsys International, Inc."

     In addition, on February 28, 1995, the Registrant's Board of Directors elected William "Barry" Hegarty Executive Vice President and Chief Operating Officer. Mr. Hegarty previously had been Vice President of Sales and Marketing of Sanmina Corporation.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELEXSYS INTERNATIONAL, INC.
                                                 (Registrant)


Dated:  March 10, 1995                      By: /s/ MICHAEL S. SHIMADA
                                                -------------------------------
                                                Michael S. Shimada
                                                Chief Financial Officer
                                                and Secretary





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